Portfolio of Investments (unaudited)
As of September 30, 2022
The India Fund, Inc.

	Shares	Value
COMMON STOCKS—102.4%
INDIA—102.4%
Communication Services—8.3%
Affle India Ltd.(a)	726,340	$ 11,103,635
Bharti Airtel Ltd.(a)	2,654,259	25,967,431
Bharti Airtel Ltd.	148,461	731,290
Info Edge India Ltd.	80,500	3,785,809
		41,588,165
Consumer Discretionary—7.0%
Crompton Greaves Consumer Electricals Ltd.	2,157,914	10,881,404
FSN E-Commerce Ventures Ltd.(a)	322,494	5,000,154
Mahindra & Mahindra Ltd.	206,700	3,197,527
Maruti Suzuki India Ltd.	149,174	16,117,144
		35,196,229
Consumer Staples—11.1%
Hindustan Unilever Ltd.	1,001,818	33,082,735
ITC Ltd.	3,078,277	12,510,832
Nestle India Ltd.	43,700	10,241,220
		55,834,787
Energy—2.1%
Aegis Logistics Ltd.	3,169,105	10,479,550
Financials—28.3%
Aptus Value Housing Finance India Ltd.(a)	780,539	2,922,955
HDFC Bank Ltd.	897,751	15,561,638
Housing Development Finance Corp. Ltd.	1,395,654	38,952,543
ICICI Bank Ltd.	4,039,384	42,646,675
Kotak Mahindra Bank Ltd.	819,076	18,166,975
PB Fintech Ltd.(a)	782,266	4,499,409
Piramal Enterprises Ltd.	406,686	4,299,782
SBI Life Insurance Co. Ltd.(b)	1,005,258	15,357,552
		142,407,529
Health Care—6.7%
Fortis Healthcare Ltd.(a)	3,423,200	11,094,573
Piramal Pharma Ltd.(a)	1,626,744	4,381,743
Sanofi India Ltd.	35,570	2,524,482
Syngene International Ltd.(b)	1,136,000	7,793,551
Vijaya Diagnostic Centre Pvt Ltd.	1,379,588	7,791,350
		33,585,699
Shares		Value

Industrials—7.5%
ABB India Ltd.	172,000	$ 6,464,633
Container Corp. Of India Ltd.	1,585,015	13,822,320
Delhivery Ltd.(a)	969,608	6,893,407
Larsen & Toubro Ltd.	462,407	10,429,372
		37,609,732
Information Technology—15.2%
Infosys Ltd.	2,406,974	41,271,258
Mphasis Ltd.	384,748	9,758,497
Tata Consultancy Services Ltd.	686,537	25,185,104
		76,214,859
Materials—7.8%
Asian Paints Ltd.	348,191	14,373,235
Hindalco Industries Ltd	1,780,673	8,469,856
UltraTech Cement Ltd.	216,971	16,627,535
		39,470,626
Real Estate—2.9%
Godrej Properties Ltd.(a)	424,585	6,181,341
Prestige Estates Projects Ltd.	1,544,469	8,485,496
		14,666,837
Utilities—5.5%
Power Grid Corp. of India Ltd.	7,899,437	20,539,950
ReNew Energy Global PLC, Class A(a)	1,149,900	6,922,398
		27,462,348
Total India		514,516,361
Total Common Stocks		514,516,361
Total Investments (Cost $334,335,209)—102.4%		514,516,361
Liabilities in Excess of Other Assets—(2.4%)		(11,962,405)
Net Assets—100.0%		$502,553,956

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.

PLC	Public Limited Company

See accompanying Notes to Portfolio of Investments.

Notes to Portfolio of Investments
September 30, 2022 (unaudited)

1.    Summary of Significant Accounting Policies
a.    Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.
Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time.
Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund's Board of Directors (the "Board"). These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
2